UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

NEOGEN CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

517-372-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on December 13, 2021, Neogen Corporation (the “Company” or “Neogen”) entered into certain definitive agreements providing for the combination of the food safety business (the “Food Safety Business”) of 3M Company (“3M”) with Neogen in a Reverse Morris Trust transaction (the “proposed transaction”), including an Agreement and Plan of Merger, dated as of December 13, 2021 (the “Merger Agreement”), by and among the Company, Nova RMT Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), 3M and Garden SpinCo Corporation, currently a wholly owned subsidiary of 3M (“SpinCo”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into SpinCo (the “Merger”), with SpinCo surviving the Merger as a wholly owned subsidiary of the Company.

On August 17, 2022, the Company held a special meeting of the Company’s shareholders (the “Special Meeting”) to consider and vote on certain proposals in connection with the proposed transaction, each of which is set forth below and described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 18, 2022 (as supplemented, the “Proxy Statement”). Holders of 84,957,941 shares of Neogen common stock entitled to vote at the Special Meeting were present in person or by proxy, representing approximately 78.78% of the total number of shares of Neogen common stock outstanding as of July 5, 2022, the record date for the Special Meeting. The final voting results of the matters presented and voted on at the Special Meeting are as follows:

1.
The proposal to approve the issuance of shares of Neogen common stock in connection with the Merger contemplated by the Merger Agreement (the “Share Issuance Proposal”), which was approved, was as follows:

For	Against	Abstain	Broker Non-Votes
84,239,995	435,548	282,398	0

2.
The proposal to approve the amendment of Neogen’s articles of incorporation to (a) increase the number of authorized shares of Neogen common stock from 240,000,000 shares of Neogen common stock to 315,000,000 shares of Neogen common stock and (b) increase the maximum number of directors on the Neogen board of directors from nine directors to eleven directors (the “Charter Amendment Proposal”), which was approved, was as follows:

For	Against	Abstain	Broker Non-Votes
84,136,775	536,088	285,078	0

3.
The proposal to approve the amendment of Neogen’s bylaws to increase the maximum number of directors that may comprise the Neogen board of directors from nine directors to eleven directors (the “Bylaw Board Size Proposal”), which was approved, was as follows:

For	Against	Abstain	Broker Non-Votes
84,117,031	527,190	313,270	0

4.
The proposal to approve the amendment of Neogen’s bylaws in order to authorize the Neogen board of directors to amend the bylaws without obtaining the prior approval of Neogen’s shareholders, which was approved, was as follows:

For	Against	Abstain	Broker Non-Votes
65,783,967	19,077,082	96,892	0

A vote was not held on the proposal to approve the adjournment of the Special Meeting to solicit additional proxies in the event that there were not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal, the Charter Amendment Proposal or the Bylaw Board Size Proposal, because there were sufficient votes at the time of the Special Meeting to approve each of these proposals.

Item 8.01 Other Events.

On August 17, 2022, Neogen issued a press release announcing the preliminary results of the vote at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Neogen Corporation, dated August 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information About the Transactions and Where to Find It

In connection with the proposed transaction, SpinCo filed a Registration Statement on Form S-4 and Form S-1 (Reg. No. 333-263669) in connection with its separation from 3M that contains a prospectus relating to the shares of SpinCo common stock to be distributed in the proposed transaction (as amended and supplemented, the “SpinCo Registration Statement”) and Neogen filed a Registration Statement on Form S-4 (Reg. No. 333-263667) that includes a prospectus relating to the shares of Neogen common stock to be issued in the proposed transaction (as amended and supplemented, the “Neogen Registration Statement”), which registration statements were declared effective by the SEC on August 4, 2022. In addition, 3M has filed with the SEC a Schedule TO related to 3M’s exchange offer in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SPINCO REGISTRATION STATEMENT, NEOGEN REGISTRATION STATEMENT 3M’S SCHEDULE TO AND ANY OTHER RELEVANT DOCUMENTS THAT ARE MADE AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEOGEN, 3M, GARDEN SPINCO AND THE PROPOSED TRANSACTION. The SpinCo Registration Statement, Neogen Registration Statement, 3M’s Schedule TO and other documents relating to the proposed transaction (as they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The SpinCo Registration Statement, Neogen Registration Statement, 3M’s Schedule TO and other documents (as they become available) can also be obtained free of charge from 3M upon written request to 3M Investor Relations Department, Bldg. 224-1 W-02, St. Paul, MN 55144, or by e-mailing investorrelations@3M.com or upon written request to Neogen’s Investor Relations, 620 Lesher Place, Lansing, Michigan 48912 or by e-mailing ir@neogen.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neogen Corporation

Date: August 18, 2022	By:	/s/ Amy M. Rocklin
Name: Amy M. Rocklin
Title: Vice President, General Counsel and Corporate Secretary